Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined financial information below has been prepared to illustrate the effect of Altus Power, Inc.’s (“Altus”) acquisition of DESRI II Acquisition Holdings, L.L.C. and DESRI V Acquisition Holdings, L.L.C. DESRI II & V (“DESRI II & V”) (the “Acquisition”), which was consummated on November 11, 2022, for a total purchase price of $102.2 million.

Such information is based on Altus’ and DESRI II & V’s historical statements as adjusted to give effect to the acquisition. In the unaudited pro forma condensed combined balance sheet as of September 30, 2022, it is assumed that the acquisition occurred on September 30, 2022. In the unaudited pro forma condensed combined statements of operation for the nine months ended September 30, 2022, and the year ended December 31, 2021, it is assumed that the acquisition occurred on January 1, 2021.

The accompanying notes should be read together with the pro forma condensed combined financial information. Such notes describe the assumptions and estimates related to the unaudited adjustments to the pro forma condensed combined financial information.

The pro forma condensed combined financial information may not necessarily reflect the financial condition or results of operations had the acquisition occurred on the dates noted above, and Altus’ actual results may differ from the pro forma amounts presented.

Altus Power, Inc.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
(unaudited)
(In thousands, except share and per share data)

	As of September 30, 2022				As of September 30, 2022
	Altus Power, Inc.	DESRI II & V (adjusted) (see Note 4)	Pro Forma Adjustments (See Note 3)		Pro Forma Altus Power, Inc.
Assets
Current assets:
Cash and cash equivalents	$290,894	$773	$(82,235)	(A)	$221,735
			14,812	(C)
			(2,509)	(J)
Current portion of restricted cash	2,477	3,671			6,148
Accounts receivable, net	15,725	3,036			18,761
Derivative assets, current portion	—	—	4,345	(D)	4,345
Other current assets	6,406	1,146	(2,564)	(D)	4,988
Total current assets	315,502	8,626	(68,151)		255,977
Restricted cash, noncurrent portion	4,018	—	641	(C)	4,659
Derivative assets, noncurrent portion	—	—	(835)	(B)	1,254
			2,089	(D)
Property, plant and equipment, net	788,132	192,901	(11,480)	(B)	969,553
Intangible assets, net	19,571	3,586	27,674	(B)	50,831
Goodwill	—	—	6,105	(B)	6,105
Other assets	3,107	4,452	(3,870)	(D)	3,689
Total assets	$1,130,330	$209,565	$(47,827)		$1,292,068
Liabilities, redeemable noncontrolling interests, and stockholders' equity
Current liabilities:
Accounts payable	$2,382	$158			$2,540
Interest payable	4,459	—			4,459
Purchase price payable	—	—	20,000	(A)	20,000
Current portion of long-term debt, net	17,321	—	12,745	(B)	30,109
			43	(C)
Due to related parties	47	—			47
Contract liabilities, current portion	—	—	1,351	(E)	1,351
Other current liabilities	8,455	450	(482)	(C)	8,198
			(225)	(E)
Total current liabilities	32,664	608	33,432		66,704
Redeemable warrant liability	12,715	—			12,715
Alignment shares liability	136,826	—			136,826
Contract liabilities, noncurrent portion	—	—	771	(B)	7,082
			6,311	(E)
Long-term debt, net of unamortized debt issuance costs and current portion	527,709	105,265	(12,664)	(B)	648,153
			19,729	(C)
			8,114	(E)
Intangible liabilities, net	12,532	—	5,290	(B)	17,822
Asset retirement obligations	7,933	5,591	(4,023)	(B)	9,501
Deferred tax liabilities, net	11,973	—			11,973
Other long-term liabilities	8,316	16,138	(1,111)	(B)	7,792
			$(15,551)	(E)
Total liabilities	$750,668	$127,602	$40,298		$918,568

Commitments and contingent liabilities
Redeemable noncontrolling interests	18,444	—			18,444
Stockholders' equity
Common stock $0.0001 par value; 988,591,250 shares authorized as of September 30, 2022; 157,696,560 shares issued and outstanding as of September 30, 2022	16	—			16
Preferred stock $0.0001 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2022	—	—			—
Additional paid-in capital	455,869	81,777	(102,235)	(A)	455,869
			20,458	(B)
Accumulated deficit	(113,802)	—	(3,837)	(C)	(120,148)
			$(2,509)	(J)
Total stockholders' equity	$342,083	$81,777	$(88,123)		$335,737
Noncontrolling interests	19,135	186	(2)	(B)	19,319
Total equity	$361,218	$81,963	$(88,125)		$355,056
Total liabilities, redeemable noncontrolling interests, and stockholders' equity	$1,130,330	$209,565	$(47,827)		$1,292,068

See accompanying notes to unaudited pro forma condensed combined financial statements.

Altus Power, Inc.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(unaudited)
(In thousands, except share and per share data)

	Nine Months Ended September 30, 2022				Nine Months Ended September 30, 2022
	Altus Power, Inc.	DESRI II & V (adjusted) (see Note 4)	Pro Forma Adjustments (See Note 3)		Pro Forma Altus Power, Inc.
Operating revenues, net	$74,399	$20,891	$627	(H)	$96,179
			262	(F)
Operating expenses
Cost of operations (exclusive of depreciation and amortization shown separately below)	12,842	3,349			16,191
General and administrative	19,502	615	(306)	(I)	19,811
Depreciation, amortization and accretion expense	20,819	7,115	1,060	(F)	28,994
Acquisition and entity formation costs	583	—			583
Gain on fair value remeasurement of contingent consideration, net	(146)	—			(146)
Gain on disposal of property, plant and equipment	(2,222)	—			(2,222)
Stock-based compensation	6,670	—			6,670
Total operating expenses	$58,048	$11,079	$754		$69,881
Operating income	16,351	9,812	135		26,298
Other (income) expense
Change in fair value of redeemable warrant liability	6,447	—			6,447
Change in fair value of alignment shares liability	9,367	—			9,367
Other (income) expense, net	(2,860)	—			(2,860)
Interest expense, net	15,768	(10,521)	4,657	(G)	9,904
Total other expense	$28,722	$(10,521)	$4,657		$22,858
Loss before income tax expense	$(12,371)	$20,333	$(4,522)		$3,440
Income tax expense	(2,548)	—	1,174	(L)	(1,374)
Net income (loss)	$(14,919)	$20,333	$(3,348)		$2,066
Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	(2,473)	39			(2,434)
Net income (loss) attributable to Altus Power, Inc.	$(12,446)	$20,294	$(3,348)		$4,500
Net loss per share attributable to common stockholders
Basic	$(0.08)			(K)	$0.03
Diluted	$(0.08)			(K)	$0.03
Weighted average shares used to compute net loss per share attributable to common stockholders
Basic	153,482,503				153,482,503
Diluted	153,482,503				154,400,697
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Altus Power, Inc.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(unaudited)
(In thousands, except share and per share data)

	For the Year Ended December 31, 2021				For the Year Ended December 31, 2021
	Altus Power, Inc.	DESRI II & V (adjusted) (see Note 4)	Pro Forma Adjustments (See Note 3)		Pro Forma Altus Power, Inc.
Operating revenues, net	$71,800	$25,075	$2,944	(H)	$100,171
			352	(F)
Operating expenses
Cost of operations (exclusive of depreciation and amortization shown separately below)	14,029	3,820			17,849
General and administrative	16,915	846	(407)	(I)	17,354
Depreciation, amortization and accretion expense	20,967	9,425	1,475	(F)	31,867
Acquisition and entity formation costs	1,489	—	2,509	(J)	3,998
Gain on fair value remeasurement of contingent consideration, net	(2,800)	—			(2,800)
Gain on disposal of property, plant and equipment	(12,842)	—			(12,842)
Total operating expenses	$37,758	$14,091	$3,577		$55,426
Operating income	34,042	10,984	(281)		44,745
Other (income) expense
Change in fair value of redeemable warrant liability	2,332	—			2,332
Change in fair value of alignment shares liability	(5,013)	—			(5,013)
Other (income) expense, net	245	(11)			234
Interest expense, net	19,933	(310)	6,957	(G)	26,580
Loss on extinguishment of debt	3,245	—	2,969	(G)	6,214
Total other (income) expense	$20,742	$(321)	$9,926		$30,347
Income before income tax expense	$13,300	$11,305	$(10,207)		$14,398
Income tax expense	(295)	—	2,650	(L)	2,355
Net income	$13,005	$11,305	$(7,557)		$16,753
Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	7,099	(16,819)			(9,720)
Net income attributable to Altus Power, Inc.	$5,906	$28,124	$(7,557)		$26,473
Net income per share attributable to common stockholders
Basic	$0.06			(K)	$0.28
Diluted	$0.06			(K)	$0.27
Weighted average shares used to compute net income per share attributable to common stockholders
Basic	92,751,839				92,751,839
Diluted	96,603,428				96,603,428
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.Basis of Presentation
The historical financial statements have been adjusted in the pro forma combined financial information to give effect to certain transaction accounting adjustments, as discussed further in Note 3.
The business combination was accounted for under the acquisition method of accounting in accordance with FASB Accounting Standards Codification (ASC) Topic 805, Business Combinations. Altus is the acquirer for the accounting purposes and has therefore estimated the fair value of DESRI II & V’s assets acquired and liabilities assumed.
2.Preliminary Purchase Consideration
The total preliminary estimated purchase price has been allocated to DESRI II & V’s tangible and intangible assets and liabilities in the unaudited pro forma condensed combined financial information on the basis of their estimated fair values as of November 11, 2022.

Cash consideration	$82,235
Purchase price payable	20,000
Total purchase price	$102,235

Assets
Current assets
Cash and cash equivalents	$773
Restricted cash, current portion	3,671
Accounts receivable	3,036
Other current assets	1,146
Non-current assets
Derivative assets	3,035
Property, plant and equipment	181,421
Intangible assets	31,260
Goodwill	6,105
Other assets	582
Liabilities
Current liabilities
Accounts payable	(158)
Current portion of long-term debt	(12,745)
Other current liabilities	(450)
Non-current liabilities
Contract liabilities	(7,000)
Long-term debt, net of current portion	(100,715)
Asset retirement obligations	(1,568)
Intangible liabilities	(5,290)
Other liabilities	(684)
Noncontrolling interests
Noncontrolling interests	(184)
Total	$102,235

The preliminary estimate of the fair value of the DESRI II & V’s assets and liabilities was determined with the assistance of a third-party valuation expert. The purchase price allocation adjustments are preliminary and have been made solely to provide unaudited pro forma condensed combined financial information. Altus will determine the final purchase price allocation after thoroughly assessing DESRI II & V’s assets and liabilities. As a result, the final acquisition transaction accounting could differ materially from the pro forma adjustments presented herein.

3.Pro Forma Adjustments
The following adjustments have been reflected in the unaudited pro forma condensed combined financial information. The pro forma adjustments are based on preliminary estimates and assumptions and are subject to change.

(A)	Reflects the purchase consideration (see Note 2) that we paid to the Seller for DESRI II & V and the elimination of DESRI II & V historical equity.
(B)	Reflects the adjustment of DESRI II & V historical assets and liabilities to fair value based upon the purchase price and other purchase accounting adjustments, as described in Note 2, including the classification of acquired assets and liabilities as current and non-current. Acquired property, plant and equipment, intangible assets, and intangible liabilities are being depreciated on a straight-line basis over their weighted-average remaining useful lives of approximately 23 years, 10 years, and 12 years, respectively.
(C)	Reflects the adjustment based upon the refinancing of debt assumed as part of the acquisition of the DESRI II & V portfolios. On December 23, 2022, the Company entered into a term loan facility (the “Term Loan”) with KeyBank National Association and The Huntington Bank as lenders. The proceeds of the Term Loan were used to repay the five outstanding project-level debt facilities that were assumed as part of the acquisition of the DESRI II & V portfolios, as well as to finance the operations of the solar projects acquired. The Term Loan matures on December 23, 2027, and has a variable interest rate based on Daily Simple SOFR plus a margin, which is effectively fixed at a rate of 4.885% by an interest rate swap.
(D)	Reflects the adjustment to reclassify derivative assets from Other current assets to a separate line item on the pro forma condensed combined balance sheet.
(E)	Reflects the adjustment to reclassify (a) contract liabilities from Other liabilities to a separate line item and (b) Financing lease obligation to Long-term debt, net of unamortized debt issuance costs on the pro forma condensed combined balance sheet.
(F)	Reflects the adjustment to depreciation and amortization expense resulting from the estimated fair values of acquired fixed assets and intangible assets.
(G)	Reflects the adjustment to interest expense and loss on extinguishment of debt based upon the refinancing of debt assumed from DESRI II & V, as discussed in (C) above.
(H)	Reflects the adjustment for the difference in revenue recognized due to an acquired contract liability which was recognized at fair value.
(I)	Reflects the adjustment to eliminate management fees charged to DESRI II & V by its parent company.
(J)	Reflects the adjustment for transaction costs associated with the acquisition of DESRI II & V.
(K)	Basic and diluted pro forma net income (loss) per share is based on the weighted average number of Altus’ common shares outstanding for the periods presented.
(L)	Represents the cumulative income tax expense of all adjustments impacting the pro forma condensed combined statements of operations.
4.Reclassification Adjustments
Management identified differences in the presentation of DESRI II & V’s financial information to that of Altus. Therefore, reclassification adjustments were made to conform the presentation of DESRI II & V’s financial information to that of Altus, as shown below in the “Reclassification Adjustments” columns.

Historical Balance Sheet

	As of September 30, 2022			As of September 30, 2022
	DESRI II Acquisition Holdings, L.L.C. (Historical)	DESRI V Acquisition Holdings, L.L.C. (Historical)	Reclassification Adjustments	DESRI II & V (Adjusted)
Assets
Current assets:
Cash and cash equivalents	$—	$—	$773	$773
Current portion of restricted cash	—	—	3,671	3,671
Accounts receivable, net	—	—	3,036	3,036
Other current assets	—	—	1,146	1,146
Cash	421	352	(773)	—
Restricted cash	1,686	1,985	(3,671)	—
Accounts receivable	1,142	1,894	(3,036)	—
Other assets	634	512	(1,146)	—
Total current assets	3,883	4,743	—	8,626
Property, plant and equipment, net	—	—	192,901	192,901
Intangible assets, net	—	—	3,586	3,586
Other current assets	—	—	4,452	4,452
Property, plant and equipment, net	79,316	113,585	(192,901)	—
Intangible assets, net	1,044	2,542	(3,586)	—
Derivative assets	870	3,000	(3,870)	—
Other assets	261	321	(582)	—
Total assets	$85,374	$124,191	$—	$209,565
Liabilities and equity
Current liabilities:
Accounts payable	$—	$—	$158	$158
Other current liabilities	—	—	450	450
Accounts payable	20	138	(158)	—
Accrued liabilities	110	234	(344)	—
Due to related parties	43	63	(106)	—
Total current liabilities	173	435	—	608
Long-term debt, net of unamortized debt issuance costs and current portion	—	—	105,265	$105,265
Asset retirement obligations	—	—	5,591	5,591
Other long-term liabilities	—	—	16,138	16,138
Derivative liabilities	469	778	(1,247)	—
Debt, net of unamortized deferred financing costs	37,430	67,835	(105,265)	—
Asset retirement obligations	2,567	3,024	(5,591)	—
Other liabilities	132	14,759	(14,891)	—
Total liabilities	$40,771	$86,831	$—	$127,602
Equity
Additional paid-in capital	—	—	81,777	81,777
Noncontrolling interests	—	—	186	186
Member's equity	44,417	37,360	(81,777)	—
Noncontrolling interests	186	—	(186)	—
Total equity	$44,603	$37,360	$—	$81,963
Total liabilities and equity	$85,374	$124,191	$—	$209,565

Historical Statements of Operations

	Nine Months Ended September 30, 2022			Nine Months Ended September 30, 2022
	DESRI II Acquisition Holdings, L.L.C. (Historical)	DESRI V Acquisition Holdings, L.L.C. (Historical)	Reclassification Adjustments	DESRI II & V (Adjusted)
Operating revenues, net	$—	$—	$20,891	$20,891
Revenues	9,122	11,769	(20,891)	—
Operating expenses
Cost of operations (exclusive of depreciation and amortization shown separately below)	—	—	3,349	3,349
General and administrative	—	—	615	615
Depreciation, amortization and accretion expense	—	—	7,115	7,115
Operations and maintenance	1,671	1,678	(3,349)	—
Depreciation and amortization	3,059	4,056	(7,115)	—
General and administrative	280	335	(615)	—
Total operating expenses	$5,010	$6,069	$—	$11,079
Operating income	4,112	5,700	—	9,812
Interest expense, net	—	—	(10,521)	$(10,521)
Net realized and change in unrealized gains / (losses) on derivative financial instruments	4,580	9,297	(13,877)	$—
Interest expense, net	(1,018)	(2,338)	3,356	$—
Total other expense	$3,562	$6,959	$(21,042)	$(10,521)
Net income	$7,674	$12,659		$20,333
Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	—	—	39	$39
Net (income) / loss attributable to redeemable and non-redeemable noncontrolling interest	(39)	—	39	$—
Net income (loss) attributable to Altus Power, Inc.	$7,635	$12,659		$20,294

	For the Year Ended December 31, 2021			For the Year Ended December 31, 2021
	DESRI II Acquisition Holdings, L.L.C. (Historical)	DESRI V Acquisition Holdings, L.L.C. (Historical)	Reclassification Adjustments	DESRI II & V (Adjusted)
Operating revenues, net	$—	$—	$25,075	$25,075
Revenues	10,807	14,268	(25,075)	—
Operating expenses
Cost of operations (exclusive of depreciation and amortization shown separately below)	—	—	3,820	3,820
General and administrative	—	—	846	846
Depreciation, amortization and accretion expense	—	—	9,425	9,425
Operations and maintenance	1,954	1,866	(3,820)	—
Depreciation and amortization	4,071	5,354	(9,425)	—
General and administrative	385	461	(846)	—
Total operating expenses	$6,410	$7,681	$—	$14,091
Operating income	4,397	6,587	—	10,984
Other (income) expense, net	—	—	(11)	$(11)
Interest expense, net	—	—	(310)	$(310)
Net realized and change in unrealized gains / (losses) on derivative financial instruments	1,291	2,588	(3,879)	$—
Interest expense, net	(1,044)	(2,525)	3,569	$—
Other income / (expenses), net	1	10	(11)	$—
Total other expense	$248	$73	$(642)	$(321)
Net income	$4,645	$6,660		$11,305
Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	—	—	(16,819)	$(16,819)
Net (income) / loss attributable to redeemable and non-redeemable noncontrolling interest	(56)	16,875	(16,819)	$—
Net income (loss) attributable to Altus Power, Inc.	$4,589	$23,535		$28,124